SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 15, 2002


                          TTI HOLDINGS OF AMERICA CORP.
             (Exact name of registrant as specified in its charter)


         Delaware              000-30734                   11-3255619
(State of Incorporation)(Commission File Number)(IRS Employer Identification #)



                 68A Lamar Street, West Babylon, New York 11704
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 643-3610
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

     Pursuant to the entering into of a Stock Purchase Agreement between the Registrant and Steam Cleaning USA, Inc., Andrew B. Mazzone has resigned as an office and Chairman of the Board of Directors of the Registrant. In addition, James W. Zimbler has resigned as President of the Registrant but remains as a Director and has been appointed as Chief Operating Officer of the Registrant.

     The following individuals have been appointed to the positions indicated:

Ron Likas:        Chairman of the Board of Directors and Chief Executive Officer
Richard Likas:    Director and President
James W. Zimbler: Director and Chief Operating Officer

     Each of the above individuals has been appointed until the next annual meeting of shareholders of the Registrant and until their successors have been elected and qualified.

Ronald J. Likas
Mr. Likas is a seasoned entrepreneur who has been involved with the creation, building and financing of several companies over the years. Mr. Likas graduated with a both BS and MS in Economics from University of Wisconsin as well as having attended the Senior Management Program at Harvard University in 1970. Mr. Likas is also a retired Airborne Ranger Lt. Colonel in the United States Army.

Employment History
1963-1968       Officer in United States Army

1968-1973       Exxon Oil Company
                Corporate Planner

1973-1975       Insurance Investments
                Sales & Marketing

1976-1985       Fox Hills Resort & Conference Center
                President

1986-1990       Consolidated Beef Industries
                Chairman of the Board

1991-1997       RJ Consultants, Inc.
                Chief Executive Officer

1997-present    American Energy Group
                Chief Executive Officer

Richard J. Likas

Mr. Likas is 56 year old business executive who graduated in 1969 from Lakeland College with a BS in Business Administration and Marketing. Mr. Likas has been involved with a number of companies and has filled different executive job descriptions dependent on the situation.

Employment History
1969 - 1974     Kohler Co., San Francisco Branch Office
                Plumbing Fixture and Fitting Salesman

1974-1978       Thomas Industries, Sheboygan Wisconsin
                Inventory and Product Control Manager

1978-1994       Pace Realty Services, RJL Construction, and Vogel Lumber
                Managed Real Estate Brokerage, Construction Company, Lumber Yard

1994-1997       Lakeshore Drywall Distributors
                President

1997-Present    Domestic & International Sales and Marketing


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the Stock Purchase Agreement, dated August 15, 2002, entered into by the Registrant, the shareholders of the issued and outstanding shares of Steam Cleaning USA, Inc., have sold their shares to the Registrant to the issuance of a total of 90,000,000 shares of common stock. The shares shall be issued after the effectiveness of the five (5) for one (1) reverse split, to be effective on September 3, 2002. At that time the shareholders will receive an aggregate total amount of 18,000,000 shares.

Steam Cleaning USA, Inc.,
Steam Cleaning USA, Inc.("SCUS") is a Wisconsin corporation organized specifically to acquire and expand the operations of Steam Cleaning and Sterilization, Inc. Steam Cleaning and Sterilization began its existence as an unincorporated proprietorship over forty five years ago when the present owners began providing steam cleaning and cart maintenance services to local grocery stores in Wisconsin. The proprietorship was incorporated in 1962 under its present name as a Wisconsin corporation. The company continued to primarily service grocery stores, even after the stores were acquired or merged into larger regional entities. Over the years, the business has grown through the efforts of the present owners, their two sons, and several independent contractors who provide such services in areas distant from the Milwaukee area. At present, Steam Cleaning provides such services in six states (Wisconsin, Illinois, Iowa, Minnesota, Michigan, and Missouri) through in house crews and independent contractors. The present owners are now ready to retire and their family is not interested in operating the business. These facts have limited expansion of the business and have lead to the sale of the business to new owners who desire to take advantage of the expansion opportunities which the present owners are reluctant to undertake. In recent years Steam Cleaning has been approached by a number of national retailers for the purpose of obtaining steam cleaning and cart maintenance services for all of their carts in all of their stores. Following the Company's successful experience with the "ShopKo" chain of stores, negotiations are now pending with several other national and regional grocery, drug, and general merchandise chains. While the present owners have been resistant to expansion beyond the existing six state area due to their age, it will be the goal of SCUS to provide these services on a national basis to these national clients who desire the dependability and standardization of quality from a Company that has not only been around 40 years, but has the formula to grow and expand into many new outlets.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.


ITEM 5.    OTHER EVENTS

           The Company has relocated its Office to:

                     P.O. Box 209
                     Mishicot, Wisconsin  54228

     The new phone number of the Company is: (920) 776-1710.

     The Board of Directors of the Registrant has voted to change the name of the Registrant and file a Certificate of Amendment with the Secretary of State of Delaware to change the name to STEAM CLEANING USA, INC. The Certificate of Amendment was filed with the Secretary of State on August 19, 2002.


ITEM 6.    RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Not Applicable

ITEM 7.          FINANCIAL STATEMENTS

           The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.


ITEM 8.          CHANGE IN FISCAL YEAR

           Not Applicable


EXHIBITS

Stock Purchase Agreement

Certificate of Amendment

           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

           By: /s/ Richard Likas
           --------------------------------
           Richard Likas
           President

Dated:          August 22, 2002


           By: /s/ Ron Likas
           --------------------------------
           Ron Likas
           Chairman of the Board

           /s/ Richard Likas
           --------------------------------
           Richard Likas
           Director

           /s/ James W. Zimbler
           --------------------------------
           James W. Zimbler
           Director

Dated:          August 22, 2002

                                    AGREEMENT

                                       and

                          Plan of Merger by and Between

                          TTI HOLDINGS OF AMERICA CORP.

                                       and

                            STEAM CLEANING USA, INC.






                                     Dated:

                                 August 15, 2002

                          AGREEMENT AND PLAN OF MERGER

     Agreement entered into as of March 6, 2002 by and between TTI HOLDINGS OF AMERICA CORP., a Delaware corporation ("TTIH" or the "Buyer") located at 150 Broad Hollow Road, Melville, New York and STEAM CLEANING USA, INC., a Wisconsin corporation (the "STEAM CLEAN" or the "Target") located at P.O. Box 209, Mishicot, Wisconsin, Target and Buyer are referred to collectively herein as the "Parties", and those persons and/or entities identified on the signature page who represent all of the shareholders of the Target (the "Target Shareholders").

                                   WITNESSETH:

     WHEREAS, the Boards of Directors of the Parties deem it advisable for the general welfare and advantage of the Parties and their respective stockholders that the Target merge with and into the Buyer in a tax-free reorganization pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") utilizing common stock of the Buyer with the Buyer being the surviving corporation;

     WHEREAS, the Parties intend to adopt a plan of reorganization within the meaning of Section 368 of the Code. The Target Stockholder will receive capital stock in the Buyer in exchange for its capital stock in the Target; and

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

           1. Definitions.
              -----------

           "Buyer" has the meaning set forth in the preface above.

           "Buyer Share" means any share of the Common Stock, $0.0001 par value per share, of the Buyer.

           "Certificate of Merger" has the meaning set forth in Section 2(c) below.

           "Closing" has the meaning set forth in Section 2(b) below.

           "Closing Date" has the meaning set forth in Section 2(b) below.

           "Code" has the meaning set forth in the preface above.

           "Confidential Information" means any information concerning the businesses and affairs of the Target that is not already generally available to the public.

           "Delaware General Corporation Law" means the General Corporation Law of the State of Delaware, as amended.

           "Disclosure Schedule" has the meaning set forth in Section 3 below.

           "Effective Time" has the meaning set forth in Section 2(d)(i) below.

           "GAAP" means United States generally accepted accounting principles as in effect from time to time.

           "Knowledge" means actual knowledge after reasonable investigation.

           "Merger" has the meaning set forth in Section 2(a) below.

           "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

           "Party" has the meaning set forth in the preface above.

           "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

           "Requisite Buyer Stockholder Approval" means the affirmative vote of the holders of a majority of the Buyer Shares in favor of this Agreement and the Merger.

           "Requisite Target Stockholder Approval" means the affirmative vote of the holder of all of the Target Shares in favor of this Agreement and the Merger.

           "SEC" means the Securities and Exchange Commission.

           "Securities Act" means the Securities Act of 1933, as amended.

           "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, material men's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

           "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

           "Surviving Corporation" has the meaning set forth in Section 2(a) below.

           "Target" has the meaning set forth in the preface above.

           "Target Share" means any share of the Common Stock, $0.001 par value per share, of the Target.

           "Target Stockholder" means any Person who or which holds any Target Shares and is a signatory to this Agreement.

           "Wisconsin General Corporation Law" means the General Corporation Law of the State of Wisconsin, as amended.


           2. Basic Transaction.
              -----------------

           (a) The Merger. On and subject to the terms and conditions of this Agreement, the Target will merge with and into the Buyer (the "Merger") at the Effective Time. The Buyer shall be the corporation surviving the Merger (the "Surviving Corporation").

           (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Diversified Capital Holdings, LLC, 150 Broad Hollow Road, Melville, New York, commencing at 10:00 a.m. local time, on August 15, 2002, or on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

           (c) Actions at the Closing. At the Closing, or as soon thereafter as practicable, (i) the Target will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 6(a) below, (ii) the Buyer will deliver to the Target the various certificates, instruments, and documents referred to in Section 6(b) below, and (iii) the Buyer and the Target will file with the Secretary of State of the State of Delaware a Certificate of Merger (the "Certificate of Merger") as annexed hereto as Schedule 2(c).

           (d) Effect of Merger.
                     (i) General. The Merger shall become effective at the time (the "Effective Time") the Buyer and the Target file the Certificate of Merger with the Secretary of State of the State of Delaware. The Merger shall have the effect set forth in the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Buyer or the

           Target in order to carry out and effectuate the transactions contemplated by this Agreement. At the time of the filing of the Certificate of Merger, the Surviving Corporation may also amend the name of the Surviving Corporation, and shall also effectuate a reverse split of 5 shares to 1 share of the common stock of the Surviving Company.
                     (ii) Certificate of Incorporation. The Certificate of Incorporation of the Buyer in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.
                     (iii) Bylaws. The Bylaws of the Buyer in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.
                     (iv) Directors and Officers. At the time and place of the closing of this Agreement, the sole director and officer of the Buyer in office at and as of the Effective Time will appoint new Directors and Officers and then thereafter tender their resignations, and a new Board of Directors and Officers will be appointed.
                     (v) Conversion of Target Shares. At and as of the Effective Time and upon the Merger Closing, each share of each class of STEAM CLEAN capital stock outstanding and all rights in respect thereto, and all outstanding convertible securities of any kind and the shares issuable upon conversion thereof shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for ninety percent (90%) of the Company's common stock, $0.0001 par value (the "Common Stock"), as would be outstanding after a reverse split of 5 shares for 1 share. Such shares of Common Stock to be exchanged shall be newly issued and "restricted securities" as such term is defined under the Securities Act of 1933, as amended (the "Act"). After the issuance of any and all shares, including those as set forth in this paragraph, the total number of shares of common stock of TTIH, the Surviving Company issued and outstanding is expected to be approximately 20,000,000, of which the shareholders of STEAM CLEAN will own and hold 18,000,000.

           3. Representations and Warranties of the Target. The Target represents and warrants to the Buyer that the statements contained in this
Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

           (a) Organization, Qualification, and Corporate Power. The Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin. The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required The Target has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. A copy of a Certificate of Good Standing, dated within thirty (30) days prior of the date of the Merger shall be annexed as Schedule 3(a);

           (b) Capitalization. The entire authorized capital stock of the Target consists of Target Shares, of which Target Shares are issued and outstanding. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target. The complete list of shareholders and the number of shares owned by each shareholder shall be annexed as Schedule 3(b);

           (c) Authorization of Transaction. The Target has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Target cannot consummate the Merger unless and until it receives the Requisite Target Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions. A copy of the necessary authorization from the shareholders and the Board of Directors shall be annexed as Schedule 3(c);

           (d) Noncontravention. To the Knowledge of any director or officer of the Target, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target is subject or any provision of the charter or bylaws of the Target or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Target is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets): except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Target or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the knowledge of any director or officer of the Target, other than in connection with the Delaware General Corporation Law, the Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the Target or on the ability of the Parties to consummate the transactions contemplated by this Agreement;

           (e) Financial Statements. The Target's unaudited financial statements, including the financial statement for the fiscal year ended December 31, 2001 (the "Fiscal Year End" (including the related notes and schedules) and interim financial statements for the two-months period ended February 28, 2002 (the "Interim Statements") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Target as of the indicated dates and the results of operations of the Target for the indicated periods are correct and complete in all respects, and are consistent with the books and records of the Target. A copy of the -Fiscal Year End and Interim Statements of the Target shall be annexed as Schedule 3(e);

           (f) Events Subsequent to Most Recent Fiscal Year End. Since the Fiscal Year End and the Interim Statements, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Target;

           (g) Undisclosed Liabilities. The Target has no liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or uncured, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Fiscal Year End (rather than in any notes thereto) and (ii) liabilities which have arisen after the Fiscal Year End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law. A listing of all liabilities of the Target, shall be annexed as Schedule 3(g);

           (h) Assets and Agreements. The Target has provided Buyer with a listing and copies of all assets owned, leased or in the possession of the Target and all material agreements. The listing of each asset and agreement shall be annexed as Schedule 3(h);

           (i) Brokers' Fees. The Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement; and

           (j) Continuity of Business Enterprise. The Target operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treas. Reg.
Section 1.368-1(d).

           (k) Litigation. There is no litigation or governmental or regulatory proceeding or investigation pending or, to the best knowledge of the Target, threatened against the Target or any of its subsidiaries which might result, either in any individual case or in aggregate, in any material adverse change in any of the assets, properties or prospects of the Target or in the financial condition of the Target and its subsidiaries taken as a whole, or which calls into question the validity of this Agreement, the issuance or sale of the stock or any action taken or to be taken pursuant hereto or thereto. Neither the Target nor any subsidiary of the Target is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government or regulatory agency which might reasonable be expected to result, either in any individual case or in the aggregate, in any material adverse change in any of the assets, properties or prospects of the Target or in the financial condition of the Target and its subsidiaries taken as a whole.

           (l) Taxes. Except as will be set forth on Schedule 3 (k) attached hereto, the Target and, for any period during all or part of which the tax liability of any other corporation was determined on a combined or consolidated basis with the Target, any such other corporation, have filed timely all federal, state, local and foreign tax returns, reports and declarations required to be filed (or have obtained or timely applied for an extension with respect to such filing) correctly reflecting the taxes and all other information required to be reported thereon and have paid, or made provision for the payment of, all taxes which are due pursuant to any assessment received by the Target or any such other corporation. As used herein, "Taxes" shall mean all taxes, fees, levies or other assessments, including but not limited to income, excise, property, sales, franchise, withholding, social security and employment taxes imposed by the United States, any state, county, local or foreign government.

           (m) Accounts Receivable. All accounts receivable reflected on the Financial Statements (net of reserves) are, and will be, good, and have been or will have been collected or are collectable, without resort to litigation, within 120 days of the Closing Date, and are subject to no defenses, setoffs or counterclaims other than normal cash discounts accrued in the ordinary course of business.

           (n) Title to and Condition of Assets. The Target has good and marketable title to all of its assets, free and clear of any liens, security interests, charges, claims, adverse interests and encumbrances of any kind whatsoever owed to, owned by, accruing to or in favor of any person or entity whatsoever. The Target owns or has the exclusive and unrestricted right to convey all rights in and to such assets.


           4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Target that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 4.

           (a) Organization. The Buyer is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. A copy of a Certificate of Good Standing, dated within forty-five
(45) days prior to the date of the Merger shall be annexed as Schedule 4(a);

           (b) Capitalization. The entire authorized capital stock of Buyer consists of 100,000,000 Buyer Shares, of which approximately 10,000,000 Buyer Shares are issued and outstanding, prior to any 5 share for 1 share reverse split. No Buyer Shares are held in treasury. All of the Buyer Shares to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable;

           (c) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. A copy of the necessary authorization from the shareholders and the Board of Directors shall be annexed on Schedule 4(c);

           (d) Noncontravention. To the Knowledge of the sole director and officer of the Buyer neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or bylaws of the Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the Knowledge of the sole director and officer of the Buyer and other than in connection with the Delaware General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, the Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

           (e) Brokers' Fees. The Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any the Target could become liable or obligated.

           (f) Litigation. There is no litigation or government or regulatory proceeding or investigation pending or, to the best knowledge of the Buyer, threatened against the Buyer or any of its subsidiaries which might result, either in any individual case or in aggregate, in any material adverse change in any of the assets, properties or prospects of the Buyer or in the financial condition of the Buyer and its subsidiaries taken as a whole, or which calls into question the validity of this Agreement, the issuance or sale of Stock or any action taken or to be taken pursuant hereto or thereto. Neither the Buyer nor any subsidiary of the Buyer is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government or regulatory agency which might reasonably be expected to result in any material adverse change in any of the assets, properties, or prospects of the Buyer or in the financial condition of the Buyer and its subsidiaries taken as a whole.

           (g) Disclosure. The Buyer and Target shall comply with the Securities Act and the Securities Exchange Act in all material respects.

           5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

           (a) General. Each of the Parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

           (b) Notices and Consents. The Target will give any notices to third parties, and will use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to in Section 3(d) above.

           (c) Regulatory Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and Section 4(d) above.

           (d) Operation of Business. The Target will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

                      (i) the Target will not authorize or effect any change in its charter or bylaws;
                     (ii) the Target will not grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);
                     (iii) the Target will not declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;
                     (iv) the Target will not issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;
                     (v) the Target will not impose any Security Interest upon any of its assets outside the Ordinary Course of Business;
                     (vi) the Target will not make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;
                     (vii) the Target will not make any change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and
                     (viii) the Target will not commit to any of the foregoing.

           (e) Full Access. The Target will permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Target to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of the Target and its Subsidiaries. The Buyer will treat and hold as such any Confidential Information it receives from any of the Target and its Subsidiaries in the course of the reviews contemplated by this Section 5(e), will not use any of the Confidential Information except in connection with this Agreement and, if this Agreement is terminated for any reason whatsoever, agrees to return to the Target all tangible embodiments (and all copies) thereof which are in its possession.

           (f) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

           (g) Exclusivity. The Target will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of the Target (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that the Target and its directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require. The Target shall notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

           (h) Indemnification. The Buyer, as the Surviving Corporation in the Merger, will observe any indemnification provisions now existing in the certificate of incorporation or bylaws of the Target for the benefit of any individual who served as a director or officer of the Target at any time prior to the Effective Time.

           6. Conditions to Obligation to Close.

           (a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                      (i) this Agreement and the Merger shall have received the Requisite Target Stockholder Approval;
                     (ii) the Target shall have procured all of the third party consents specified in Section 5(b) above;
                     (iii) the representations and warranties set forth in
           Section 3 above shall be true and correct in all material respects at and as of the Closing Date;
                     (iv) the Target shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
                      (v) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets and to operate the former businesses of the Target, or (D) affect adversely the right of any of the former Subsidiaries of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

                     (vi) the Target shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in Sections 6(a)(i)-(v) is satisfied in all respects;
                     (vii) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;
                     (viii) the Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Section 3(d) and Section 4(d) above; and
                     (ix) all actions to be taken by the Target in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

           The Buyer may waive any condition specified in this Section 6(a), if it executes a writing so stating at or prior to the Closing.

           (b) Conditions to Obligation of the Target. The obligation of the Target to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                     (i) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

                     (ii) the representations and warranties set forth in
           Section 4 above shall be true and correct in all material respects at and as of the Closing Date;
                     (iii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;
                      (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets and to operate the former businesses, or (D) affect adversely the right of any of the former Subsidiaries of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;
                     (v) the Buyer shall have delivered to the Target a certificate to the effect that each of the conditions specified above in Sections 6(b)(i)-(iv) is satisfied in all respects;
                     (vi) this Agreement and the Merger shall have received the Requisite Target Stockholder Approval;
                     (vii) the Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Section 3(d) and Section 4(d) above;

                     (viii) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Target; and
                     (ix) the Buyer shall have executed a Debt Conversion Agreement with its Secured Debtors and Judgment Holders converting all of the Buyer's liabilities and obligations into new Buyer Shares to be issued to such persons.

           The Target may waive any condition specified in this Section 6(b) if it executes a writing so stating at or prior to the Closing.

           7. Termination.

           (a) Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

                     (i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;
                     (ii) the Buyer may terminate this Agreement by giving written notice to the Target at any time prior to the Effective Time
           (A) in the event the Target has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Target of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2002, by reason of the failure of any condition precedent under Section 6(a) hereof (unless the failure results primarily from the Buyer breaching any representation, warranty, or covenant contained in this Agreement);
                     (iii) the Target may terminate this Agreement by giving written notice to the Buyer at any time prior to the Effective Time
           (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Target has notified the Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2002, by reason of the failure of any condition precedent under Section 6(b) hereof (unless the failure results primarily from the Target breaching any representation, warranty, or covenant contained in this Agreement);

           (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in Section 5(e) above shall survive any such termination.

           8. Miscellaneous.

           (a) Survival. None of the representations, warranties, and covenants of the Parties (other than the provisions in Section 2 above concerning issuance of the Buyer Shares, the provisions in Section 5(h) above concerning indemnification, and the provisions in Section 5(i) above concerning certain requirements for a tax-free reorganization will survive the Effective Time.

           (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

           (c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in
Section 2 above concerning issuance of the Buyer Shares and the provisions in
Section 5(i) above concerning certain requirements for a tax-free reorganization are intended for the benefit of the Target Stockholders and (ii) the provisions in Section 5(h) above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

           (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

           (e) Succession and Assignment. Except as to requirement for the approval of the Bankruptcy Court by entry of the Confirmation Order, this Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

           (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

           (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

           (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

           (a)  If to the Target:
           Steam Cleaning USA, Inc.
           P O Box 209
           Mishicot, WI 54228

           Telephone No.: (920)-776-1710
           Telecopy No.:

           With a copy to:

           (b) If to the Buyer:
           150 Broad Hollow Road
           Melville, New York  11747
           Attention:  James W. Zimbler, President
           Telephone No.:      (631) 385-6200
           Telecopy No.:       (631) 385-4055

           With a copy to:
           Michael S. Krome, Esq.
           8 Teak Court
           Lake Grove, New York  11755
           Telephone No.:      (631) 737-8381
           Telecopy No.:       (631) 737-8282

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

           (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

           (j) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Delaware General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

           (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

           (l) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

           (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.] Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

           (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.
                                                                 *****

             SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION
      BETWEEN TTI HOLDINGS OF AMERICA CORP., and STEAM CLEANING USA, INC.,
                             Dated August 15, 2002.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                               TTI HOLDINGS OF AMERICA CORP..

                               By: __________________________________
                               Name:      James W. Zimbler
                               Title:     President


                               By: __________________________________
                               Name:      Andrew Mazzone
                               Title:     Chairman of the Board of Directors

                               By: __________________________________
                               Name:      James W. Zimbler
                               Title:     Director

                                    Schedules

                               STEAM CLEANING USA, INC.

                               By: ___________________________________
                               Name:      Richard J. Likas
                               Title:     Chairman, CEO and President



STEAM CLEANING SHARES          STEAM CLEANING SHAREHOLDERS

No. of Shares:                  _______________________________

No. of Shares                   _______________________________

                           CERTIFICATE of AMENDMENT of
                         CERTIFICATE of INCORPORATION of
                         THERMALTEC INTERNATIONAL CORP.

    Pursuant toss.242 of the General Corporation Law of the State of Delaware


     The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

     FIRST: That at a meeting of the Board of Directors of TTI Holdings of America Corp. (the "Corporation"), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

                     RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

                          "FIRST:    The name of the Corporation shall be Steam
                           Cleaning USA, Inc."


     SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Richard Likas, this 20th Day of August, A.D. 2002



                                                  ---------------------------
                                                  Richard Likas,
                                                  Authorized Officer